SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2011

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500

Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)

(704) 731-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 1, 2011, the Company issued a press release announcing that its Garlock Sealing Technologies subsidiary had completed a product line acquisition. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

On August 1, 2011, the Company issued a press release announcing that it had acquired Tara Technologies Corporation. The press release is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01	Exhibits.

Exhibit 99.1 –	Press release of EnPro Industries, Inc. dated August 1, 2011.

Exhibit 99.2 –	Press release of EnPro Industries, Inc. dated August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2011

ENPRO INDUSTRIES, INC.

By:	/s/ Richard L. Magee
Richard L. Magee
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release of EnPro Industries, Inc. dated August 1, 2011

99.2	Press release of EnPro Industries, Inc. dated August 1, 2011

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